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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        Date of report (Date of earliest event reported): August 15, 2005


                          WAKE FOREST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

    UNITED STATES OF AMERICA              000-25999              56-2131079
(State or other jurisdiction of        (Commission File         (IRS Employer
   incorporation) Number) No.)                                  Identification


                             302 SOUTH BROOKS STREET
                              WAKE FOREST, NC 27587
               (Address of principal executive offices) (Zip Code)

                          (919) 556-5146 (Registrant's
                     telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On August 15, 2005, the Board of Directors of Wake Forest Federal Savings & Loan Association (the "Association"), a wholly-owned subsidiary of Wake Forest Bancshares, Inc. (the "Company"), approved and adopted an amendment to the Employee Stock Ownership Plan of Wake Forest Federal Savings & Loan Association (the "ESOP"). In accordance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the ESOP amendment provides for the distribution of participant accounts following termination of employment absent the direction of the participant if such participant has a vested balance of $1,000 or less in his or her ESOP account.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WAKE FOREST BANCSHARES, INC.


                                          By:  s/s  Robert C. White
                                               -----------------------
                                          Name:  Robert C. White
                                          Title: President and Chief Executive
                                                 Officer
Date: August 19, 2005

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                                  EXHIBIT INDEX



     EXHIBIT NO.                        DESCRIPTION
     -----------                        -----------

       10.4(e) Amendment No. 4 to the Stock Ownership Plan of Wake Forest Federal Savings & Loan Association.